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Exhibit 21.1

LIST OF SUBSIDIARIES

THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership

KITSAPARTY, a Washington non-profit corporation

LAKEWOOD MALL BUSINESS COMPANY, a Delaware business trust

MACERICH BRISTOL ASSOCIATES, a California general partnership

MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership

MACERICH BUENAVENTURA GP CORP., a Delaware corporation

MACERICH CARMEL GP CORP., a Delaware corporation

MACERICH CARMEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company

MACERICH CERRITOS, LLC, a Delaware limited liability company

MACERICH CERRITOS MALL CORP., a Delaware corporation

MACERICH CITADEL LIMITED PARTNERSHIP, a California limited partnership

MACERICH CITADEL GP CORP., a Delaware corporation

MACERICH CM VILLAGE GP CORP., a Delaware corporation

MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership

MACERICH EQ GP CORP., a Delaware corporation

MACERICH FARGO ASSOCIATES, a California general partnership

MACERICH FAYETTEVILLE GP CORP., a Delaware corporation

MACERICH FAYETTEVILLE LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership

MACERICH FRESNO GP CORP., a Delaware corporation

Exhibit 21.1

MACERICH GREAT FALLS LIMITED PARTNERSHIP, a California limited partnership

MACERICH GREAT FALLS GP CORP., a Delaware corporation

MACERICH GREELEY ASSOCIATES, a California general partnership

MACERICH LAKEWOOD, LLC, a Delaware limited liability company

MACERICH LUBBOCK GP CORP., a Delaware corporation

MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANAGEMENT COMPANY, a California corporation

MACERICH MANHATTAN LIMITED PARTNERSHIP, a California limited partnership

MACERICH MANHATTAN GP CORP., a Delaware corporation

MACERICH MANHATTAN MANAGEMENT COMPANY, a California corporation

MACERICH MARINA LIMITED PARTNERSHIP, a California limited partnership

MACERICH MARINA GP CORP., a Delaware corporation

MACERICH MERCHANTWIRED LLC, a Delaware limited liability company

MACERICH NORTHWESTERN ASSOCIATES, a California general partnership

MACERICH OKLAHOMA LIMITED PARTNERSHIP, a California limited partnership

MACERICH OKLAHOMA GP CORP., a Delaware corporation

MACERICH OXNARD, LLC, a Delaware limited liability company

MACERICH PACIFIC VIEW ADJACENT, LLC, a Delaware limited liability company

MACERICH PACIFIC VIEW LEASEHOLD, LLC, a Delaware limited liability company

MACERICH PPR CORP., a Maryland corporation

MACERICH PROPERTY EQ GP CORP., a Delaware corporation

MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company

MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation

MACERICH QUEENS LIMITED PARTNERSHIP, a California limited partnership

2    Exhibit 21.1

MACERICH QUEENS EXPANSION, LLC, a Delaware limited liability company

MACERICH QUEENS GP CORP., a Delaware corporation

MACERICH RIMROCK GP CORP., a Delaware corporation

MACERICH RIMROCK LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG FUNDING GP CORP., a Delaware corporation

MACERICH SCG FUNDING LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG GP CORP., a Delaware corporation

MACERICH SCG HOLDINGS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership

MACERICH SANTA MONICA LLC, a Delaware limited liability company

MACERICH SANTA MONICA PLACE CORP., a Delaware corporation

MACERICH SASSAFRAS GP CORP., a Delaware corporation

MACERICH SASSAFRAS LIMITED PARTNERSHIP, a California limited partnership

MACERICH SOUTH TOWNE GP CORP., a Delaware corporation

MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership

MACERICH ST MARKETPLACE GP CORP., a Delaware corporation

MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership

MACERICH STONEWOOD CORP., a Delaware corporation

MACERICH STONEWOOD LLC, a Delaware limited liability company

MACERICH VALLEY VIEW ADJACENT GP CORP., a Delaware corporation

MACERICH VALLEY VIEW ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH VALLEY VIEW GP CORP., a Delaware corporation

MACERICH VALLEY VIEW LIMITED PARTNERSHIP, a California limited partnership

MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation

Exhibit 21.1    3

MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE ADJACENT GP CORP., a Delaware corporation

MACERICH WESTSIDE ADJACENT LIMITED PARTNERSHIP, a California limited partnership

MACERICH WESTSIDE GP CORP., a Delaware corporation

MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership

MANHATTAN VILLAGE, LLC, a California limited liability company

NORTHGATE MALL ASSOCIATES, a California general partnership

NORTH VALLEY PLAZA ASSOCIATES, a California general partnership

PACIFIC PREMIER RETAIL TRUST, a Maryland real estate investment trust

PANORAMA CITY ASSOCIATES, a California general partnership

PPR ALBANY PLAZA LLC, a Delaware limited liability company

PPR CASCADE LLC, a Delaware limited liability company

PPR CREEKSIDE CROSSING LLC, a Delaware limited liability company

PPR CROSS COURT LLC, a Delaware limited liability company

PPR EASTLAND PLAZA LLC, a Delaware limited liability company

PPR KITSAP MALL LLC, a Delaware limited liability company

PPR KITSAP PLACE LLC, a Delaware limited liability company

PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company

PPR NORTH POINT LLC, a Delaware limited liability company

PPR REDMOND OFFICE LLC, a Delaware limited liability company

PPR REDMOND RETAIL LLC, a Delaware limited liability company

PPR SQUARE TOO LLC, a Delaware limited liability company

PPR WASHINGTON SQUARE LLC, a Delaware limited liability company

PPRT LAKEWOOD MALL CORP., a Delaware corporation

4    Exhibit 21.1

SOUTHRIDGE ADJACENT LLC, a Delaware limited liability company

SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership

SM PORTFOLIO LIMITED PARTNERSHIP, a Delaware limited partnership

WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership

Exhibit 21.1    5

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LIST OF SUBSIDIARIES